                                                                    EXHIBIT b(3)



                            WINSLOEW FURNITURE, INC.

                        OPINION OF THE FINANCIAL ADVISOR
                               FINANCIAL ANALYSIS

                                  APRIL 7, 1999






                        MANN, ARMISTEAD & EPPERSON, LTD.
                               INVESTMENT BANKING

WINSLOEW FURNITURE, INC.
FINANCIAL ANALYSIS - OPINION OF THE FINANCIAL ADVISOR

================================================================================




                                TABLE OF CONTENTS

 I.    HISTORICAL FINANCIAL ANALYSIS

       A.    FISCAL YEARS ENDING DECEMBER 31, 1994-1998..................................................................    1
       B.    YEAR-TO-DATE INFORMATION, FEBRUARY 22, 1999.................................................................    6


II.    PROJECTED FINANCIAL INFORMATION...................................................................................    9


III.   OFFER VALUATION

       A.    COMPARABLE PUBLIC COMPANY INFORMATION.......................................................................   11
       B.    MULTIPLE ANALYSIS...........................................................................................   13
       C.    STOCK PRICE ANALYSIS........................................................................................   14


IV.    SOLICITATION PROCESS..............................................................................................   15


 V.    DISCOUNTED CASH FLOW ANALYSIS.....................................................................................   17




--------------------------------------------------------------------------------

MANN, ARMISTEAD & EPPERSON, LTD.
      INVESTMENT BANKING

                        I. HISTORICAL FINANCIAL ANALYSIS

                  A. FISCAL YEARS ENDING DECEMBER 31, 1994-1998

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================



Income Statement Information                         Historical - Fiscal Year Ended December 31 (a)(c)             Budget(b)
                                            ----------------------------------------------------------------      --------
                                              1994          1995          1996           1997         1998          1999
                                            --------      --------      --------      --------      --------      --------
Net Sales                                   $ 83,284      $ 95,443      $117,405      $122,145      $141,360      $157,314
Cost of Goods Sold                            55,878        64,999        78,029        79,431        87,232        98,135
                                            --------      --------      --------      --------      --------      --------
Gross Profit                                  27,406        30,444        39,376        42,714        54,128        59,179

Operating Expenses                            14,731        17,719        21,472        21,427        23,124        25,859
Non-Recurring Charges                            917             0             0             0             0             0
Amortization                                   2,000         2,077         1,444           992         1,122         1,266
                                            --------      --------      --------      --------      --------      --------

--------------------------------------------------------------------------------------------------------------------------
Operating Income                               9,758        10,648        16,460        20,295        29,882        32,054
--------------------------------------------------------------------------------------------------------------------------

Interest Expense                               2,795         3,841         3,083         2,296           635           810
                                            --------      --------      --------      --------      --------      --------
Earnings Before Income Taxes                   6,963         6,807        13,377        17,999        29,247        31,244

Income Tax Expense                             3,068         2,739         4,834         6,838        10,947        11,873
                                            --------      --------      --------      --------      --------      --------

Net Income                                  $  3,895      $  4,068      $  8,543      $ 11,161      $ 18,300      $ 19,371
                                            ========      ========      ========      ========      ========      ========

Weighted Average Shares - Diluted              9,655         9,029         8,730         7,563         7,624         7,454
Earnings Per Share - Diluted                $   0.40      $   0.45      $   0.98      $   1.48      $   2.40      $   2.60
                                            ========      ========      ========      ========      ========      ========



Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.
(c) For the fiscal periods 1995-1998, this information excludes all extraordinary items, income (losses) from discontinued operations (net of taxes) and losses form the sale of discontinued operations.

================================================================================

Mann, Armistead & Epperson, Ltd.                                          Page 1
     Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================



As a Function of Net Sales                Historical - Fiscal Year Ended December 31 (a)(c)        Budget(b)
                                       -------------------------------------------------------     --------
                                         1994        1995        1996        1997        1998        1999
                                       -------     -------     -------     -------     -------     -------

Net Sales                                100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
Cost of Goods Sold                        67.1%       68.1%       66.5%       65.0%       61.7%       62.4%
                                       -------     -------     -------     -------     -------     -------
Gross Profit                              32.9%       31.9%       33.5%       35.0%       38.3%       37.6%

Operating Expenses                        17.7%       18.6%       18.3%       17.5%       16.4%       16.4%
Non-Recurring Charges                      1.1%        0.0%        0.0%        0.0%        0.0%        0.0%
Amortization                               2.4%        2.2%        1.2%        0.8%        0.8%        0.8%
                                       -------     -------     -------     -------     -------     -------

----------------------------------------------------------------------------------------------------------
Operating Income                          11.7%       11.2%       14.0%       16.6%       21.1%       20.4%
----------------------------------------------------------------------------------------------------------

Interest Expense                           3.4%        4.0%        2.6%        1.9%        0.4%        0.5%
                                       -------     -------     -------     -------     -------     -------
Earnings Before Income Taxes               8.4%        7.1%       11.4%       14.7%       20.7%       19.9%

Income Tax Expense                         3.7%        2.9%        4.1%        5.6%        7.7%        7.5%
                                       -------     -------     -------     -------     -------     -------

Net Income                                 4.7%        4.3%        7.3%        9.1%       12.9%       12.3%
                                       =======     =======     =======     =======     =======     =======

Other Information
Net Sales Growth                           7.1%       14.6%       23.0%        4.0%       15.7%       11.3%
Effective Income Tax                      44.1%       40.2%       36.1%       38.0%       37.4%       38.0%



Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.
(c) For the fiscal periods 1995-1998, this information excludes all extraordinary items, income (losses) from discontinued operations (net of taxes) and losses from the sale of discontinued operations.

================================================================================

Mann, Armistead & Epperson, Ltd.                                          Page 2
      Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information - Adjustments to Financial Results
(Dollars in Thousands)

================================================================================


                                                                   Historical(a)  Budget (b)
                                                                   ------------   ----------
                                                                       1998         1999
                                                                     -------      -------
I. Operating Income  (EBIT)

                                   Operating Income (EBIT)           $29,882      $32,054

II.  Adjustments to Operating Income

                       Adjustments to Generate EBITDA
                                   Plus - Amortization                 1,122        1,566
                                   Plus - Depreciation                 1,496        2,145
                                                                     -------      -------
                                   Total Adjustments                   2,618        3,711


                                   ------------------------------------------------------
                                   EBITDA                            $32,500      $35,765
                                   ------------------------------------------------------



Notes:
-----------------------------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Information sourced from internal statements as prepared by WinsLoew Furniture, Inc.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 3
     Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================


              Balance Sheet Information                                   FYE December 31 (a)
                                                                   ---------------------------------
                                                                     1996         1997        1998
                                                                   -------      -------      -------
                       ASSETS
              Cash and Equivalents                                 $   897      $   707      $ 1,475
              Accounts Receivable                                   22,851       21,124       23,647
              Inventory                                             10,716        9,096       12,206
              Prepaid Insurance and Other Current                    3,748        7,391        4,638
              Net Assets of Discontinued Operations                 12,711        2,057            0
                                                                   -------      -------      -------
                 Total Current Assets                               50,923       40,375       41,966

              Net Assets of Discontinued Operations                 13,937        6,860            0
              Net Property, Plant and Equipment                     11,954       10,320       13,948
              Goodwill, Net                                         21,699       21,021       27,176
              Other Assets                                           1,111          763        1,463
                                                                   -------      -------      -------
                 Total Assets                                      $99,624      $79,339      $84,553
                                                                   =======      =======      =======

                  LIABILITIES
              Current Portion of Long Term Debt                      1,955          515           47
              Accounts Payable                                       3,926        3,187        4,377
              Other Accrued Liabilities                              4,940        7,336       11,702
                                                                   -------      -------      -------
                 Total Current Liabilities                          10,821       11,038       16,126

              Long Term Debt, Net of Current Portion                38,726       15,908        1,400
              Deferred Income Taxes                                  1,677        1,367          801
                                                                   -------      -------      -------
                 Total Liabilities                                  51,224       28,313       18,327

              STOCKHOLDERS' EQUITY
              Common Stock                                              75           75           73
              Additional Paid in Capital                            24,543       24,926       19,797
              Retained Earnings                                     23,782       26,025       46,356
                                                                   -------      -------      -------
                 Total Stockholders' Equity                         48,400       51,026       66,226

              Total Liabilities and Stockholders' Equity           $99,624      $79,339      $84,553
                                                                   =======      =======      =======


Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 4
      Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================

Balance Sheet Information                                    FYE December 31 (a)
                                                     -------------------------------
                                                       1996        1997        1998
                                                     -------     -------     -------
         ASSETS
Cash and Equivalents                                     0.9%        0.9%        1.7%
Accounts Receivable                                     22.9%       26.6%       28.0%
Inventory                                               10.8%       11.5%       14.4%
Prepaid Insurance and Other Current                      3.8%        9.3%        5.5%
Net Assets of Discontinued Operations                   12.8%        2.6%        0.0%
                                                     -------     -------     -------
   Total Current Assets                                 51.1%       50.9%       49.6%

Net Assets of Discontinued Operations                   14.0%        8.6%        0.0%
Net Property, Plant and Equipment                       12.0%       13.0%       16.5%
Goodwill, Net                                           21.8%       26.5%       32.1%
Other Assets                                             1.1%        1.0%        1.7%
                                                     -------     -------     -------
   Total Assets                                        100.0%      100.0%      100.0%
                                                     =======     =======     =======

    LIABILITIES
Current Portion of Long Term Debt                        2.0%        0.6%        0.1%
Accounts Payable                                         3.9%        4.0%        5.2%
Other Accrued Liabilities                                5.0%        9.2%       13.8%
                                                     -------     -------     -------
   Total Current Liabilities                            10.9%       13.9%       19.1%

Long Term Debt, Net of Current Portion                  38.9%       20.1%        1.7%
Deferred Income Taxes                                    1.7%        1.7%        0.9%
                                                     -------     -------     -------
   Total Liabilities                                    51.4%       35.7%       21.7%

STOCKHOLDERS' EQUITY
Common Stock                                             0.1%        0.1%        0.1%
Additional Paid in Capital                              24.6%       31.4%       23.4%
Retained Earnings                                       23.9%       32.8%       54.8%
                                                     -------     -------     -------
   Total Stockholders' Equity                           48.6%       64.3%       78.3%

Total Liabilities and Stockholders' Equity             100.0%      100.0%      100.0%
                                                     =======     =======     =======


Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 5
      Investment Banking

                 B. YEAR-TO-DATE INFORMATION, FEBRUARY 22, 1999

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================

Income Statement Information                 FYE (a)          YTD February 22 (b)       Trailing-12
                                            --------       -----------------------       --------
                                              1998           1998            1999         2/22/99
                                            --------       --------       --------       --------
Net Revenue                                 $141,360       $ 15,398       $ 19,657       $145,619
Cost of Goods Sold                            87,232         10,661         12,262         88,833
                                            --------       --------       --------       --------
Gross Profit                                  54,128          4,737          7,395         56,786

Operating Expenses                            23,124          3,477          3,781         23,428
Non-Recurring Charges                              0              0              0              0
Amortization                                   1,122            162            212          1,172
                                            --------       --------       --------       --------

-------------------------------------------------------------------------------------------------
Operating Income                              29,882          1,098          3,402         32,186
-------------------------------------------------------------------------------------------------

Interest Expense                                 635            305            149            479
                                            --------       --------       --------       --------
Earnings Before Income Taxes                  29,247            793          3,253         31,707

Income Tax Expense                            10,947            278          1,217         11,886
                                            --------       --------       --------       --------

Net Income                                  $ 18,300       $    515       $  2,036       $ 19,821
                                            ========       ========       ========       ========

Weighted Average Shares - Diluted              7,624          7,629          7,420          7,420
Earnings Per Share - Diluted                $   2.40       $   0.07       $   0.27       $   2.67

Net Revenue Growth                              15.7%           N/A           27.7%           3.0%
As a Function of Net Revenue
     Gross Profit                               38.3%          30.8%          37.6%          39.0%
     Operating Income                           21.1%           7.1%          17.3%          22.1%
     Pre Tax Income                             20.7%           5.2%          16.5%          21.8%
     Net Income                                 12.9%           3.3%          10.4%          13.6%

Operating Income                            $ 29,882       $  1,098       $  3,402       $ 32,186
Plus Depreciation & Amoritization              2,618            441            458          2,635

-------------------------------------------------------------------------------------------------
EBITDA                                      $ 32,500       $  1,539       $  3,860       $ 34,821
-------------------------------------------------------------------------------------------------



Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

================================================================================

Mann, Armistead & Epperson, Ltd.                                          Page 6
      Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================



                                                       FYE December 31 (a)     As of (b)     As of (b)
                                                      --------------------     --------      --------
                                                        1997         1998       2/22/98      2/22/99
                                                      -------      -------      -------      -------
         ASSETS
Cash and Equivalents                                  $   707      $ 1,475      $   824      $ 1,970
Accounts Receivable                                    21,124       23,647       27,954       30,955
Inventory                                               9,096       12,206       12,394       13,419
Prepaid Insurance and Other Current                     7,391        4,638        7,534        4,111
Net Assets of Discontinued Operations                   2,057            0            0            0
                                                      -------      -------      -------      -------
   Total Current Assets                                40,375       41,966       48,706       50,455

Net Assets of Discontinued Operations                   6,860            0            0            0
Net Property, Plant and Equipment                      10,320       13,948       12,855       13,790
Goodwill, Net                                          21,021       27,176       24,906       27,376
Other Assets                                              763        1,463          888        1,152
                                                      -------      -------      -------      -------
   Total Assets                                       $79,339      $84,553      $87,355      $92,773
                                                      =======      =======      =======      =======

    LIABILITIES
Current Portion of Long Term Debt                         515           47          515           39
Accounts Payable                                        3,187        4,377        5,355        5,068
Other Accrued Liabilities                               7,336       11,702       11,934       13,928
                                                      -------      -------      -------      -------
    Total Current Liabilities                          11,038       16,126       17,804       19,035

Long Term Debt, Net of Current Portion                 15,908        1,400       16,625        7,309
Deferred Income Taxes                                   1,367          801        1,368          801
                                                      -------      -------      -------      -------
    Total Liabilities                                  28,313       18,327       35,797       27,145

STOCKHOLDERS' EQUITY
Common Stock                                               75           73           75           72
Additional Paid in Capital                             24,926       19,797       25,031       17,164
Retained Earnings                                      26,025       46,356       26,452       48,392
                                                      -------      -------      -------      -------
   Total Stockholders' Equity                          51,026       66,226       51,558       65,628

Total Liabilities and Stockholders' Equity            $79,339      $84,553      $87,355      $92,773
                                                      =======      =======      =======      =======


Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 7
      Investment Banking

WINSLOEW FURNITURE, INC.
Summary Financial Information
(Dollars in Thousands)

================================================================================

                                                     FYE December 31 (a)    As of (b)    As of (b)
                                                     -------------------    --------     --------
                                                      1997         1998      2/22/98     2/22/99
                                                     -------     -------    --------     --------
         ASSETS
Cash and Equivalents                                     0.9%        1.7%        0.9%        2.1%
Accounts Receivable                                     26.6%       28.0%       32.0%       33.4%
Inventory                                               11.5%       14.4%       14.2%       14.5%
Prepaid Insurance and Other Current                      9.3%        5.5%        8.6%        4.4%
Net Assets of Discontinued Operations                    2.6%        0.0%        0.0%        0.0%
                                                     -------     -------     -------     -------
   Total Current Assets                                 50.9%       49.6%       55.8%       54.4%

Net Assets of Discontinued Operations                    8.6%        0.0%        0.0%        0.0%
Net Property, Plant and Equipment                       13.0%       16.5%       14.7%       14.9%
Goodwill, Net                                           26.5%       32.1%       28.5%       29.5%
Other Assets                                             1.0%        1.7%        1.0%        1.2%
                                                     -------     -------     -------     -------
   Total Assets                                        100.0%      100.0%      100.0%      100.0%
                                                     =======     =======     =======     =======

    LIABILITIES
Current Portion of Long Term Debt                        0.6%        0.1%        0.6%        0.0%
Accounts Payable                                         4.0%        5.2%        6.1%        5.5%
Other Accrued Liabilities                                9.2%       13.8%       13.7%       15.0%
                                                     -------     -------     -------     -------
   Total Current Liabilities                            13.9%       19.1%       20.4%       20.5%

Long Term Debt, Net of Current Portion                  20.1%        1.7%       19.0%        7.9%
Deferred Income Taxes                                    1.7%        0.9%        1.6%        0.9%
                                                     -------     -------     -------     -------
   Total Liabilities                                    35.7%       21.7%       41.0%       29.3%

STOCKHOLDERS' EQUITY
Common Stock                                             0.1%        0.1%        0.1%        0.1%
Additional Paid in Capital                              31.4%       23.4%       28.7%       18.5%
Retained Earnings                                       32.8%       54.8%       30.3%       52.2%
                                                     -------     -------     -------     -------
   Total Stockholders' Equity                           64.3%       78.3%       59.0%       70.7%

Total Liabilities and Stockholders' Equity             100.0%      100.0%      100.0%      100.0%
                                                     =======     =======     =======     =======


Notes:
------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 8
      Investment Banking

                       II. PROJECTED FINANCIAL INFORMATION

WINSLOEW FURNITURE, INC.
Projected Financial Information
(Dollars in Thousands)

================================================================================


FYE - DECEMBER 31                              FISCAL YEAR ENDED (a)                             PROJECTED (b)
                                            -------------------------    ---------------------------------------------------------
                                               1997           1998          1999            2000            2001            2002
                                            ---------       ---------    ---------       ---------       ---------       ---------
Net Sales                                   $ 122,145       $ 141,360    $ 157,314       $ 169,113       $ 181,796       $ 195,431
Cost of Goods Sold                             79,431          87,232       98,135         105,495         113,100         121,350
                                            ---------       ---------    ---------       ---------       ---------       ---------
   Gross Profit                                42,714          54,128       59,179          63,618          68,696          74,081

Selling, General & Administrative Exp          22,419          24,246       27,125          28,666          30,766          33,016
                                            ---------       ---------    ---------       ---------       ---------       ---------

----------------------------------------------------------------------------------------------------------------------------------
   Operating Income                            20,295          29,882       32,054          34,952          37,930          41,065
----------------------------------------------------------------------------------------------------------------------------------

Interest Expense                                2,296             635          810            (100)           (750)         (1,250)
                                            ---------       ---------    ---------       ---------       ---------       ---------

Pre-Tax Income                                 17,999          29,247       31,244          35,052          38,680          42,315

Income Taxes                                    6,838          10,947       11,873          13,300          14,700          16,080
                                            ---------       ---------    ---------       ---------       ---------       ---------

Net Income                                  $  11,161       $  18,300    $  19,371       $  21,752       $  23,980       $  26,235
                                            =========       =========    =========       =========       =========       =========

Shares Outstanding                              7,563           7,624        7,454           7,500           7,500           7,500
Earnings Per Share                          $    1.48       $    2.40    $    2.60       $    2.90       $    3.20       $    3.50

ADJUSTMENTS FOR CASH FLOW INFORMATION
Net Income                                  $  11,161       $  18,300    $  19,371       $  21,752       $  23,980       $  26,235
Less: Capital Expenditures                     (1,001)           (942)      (5,000)         (2,000)         (2,000)         (2,000)
Plus: Depreciation & Amortization               2,293           2,618        3,178           2,725           2,958           2,933
                                            ---------       ---------    ---------       ---------       ---------       ---------

Operating Cash Flow                         $  12,453       $  19,976    $  17,549       $  22,477       $  24,938       $  27,168
                                            =========       =========    =========       =========       =========       =========


Notes:
-------------------------------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

================================================================================

Mann, Armistead & Epperson, Ltd.                                         Page 9
      Investment Banking

WINSLOEW FURNITURE, INC.
Projected Financial Information - Assumptions
(As a Percentage of Net Sales)

================================================================================




FYE - DECEMBER 31                                      FISCAL YEAR ENDED (a)                PROJECTED (b)
                                                      ----------------------  -------------------------------------------
                                                         1997       1998        1999       2000         2001        2002
                                                      -------     ----------  -------     -------     -------     -------
Sales Growth                                              4.0%       15.7%       11.3%        7.5%        7.5%        7.5%

As a Percentage of Net Sales
Net Sales                                               100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
Cost of Goods Sold                                       65.0%       61.7%       61.7%       61.7%       61.7%       61.7%
                                                      -------     -------     -------     -------     -------     -------
    Gross Profit                                         35.0%       38.3%       38.3%       38.3%       38.3%       38.3%

Selling, General & Administrative Exp                    18.4%       17.2%       17.2%       17.2%       17.2%       17.2%
                                                      -------     -------     -------     -------     -------     -------

-------------------------------------------------------------------------------------------------------------------------
    Operating Income                                     16.6%       21.1%       21.1%       21.1%       21.1%       21.1%
-------------------------------------------------------------------------------------------------------------------------

Interest Expense                                          1.9%        0.4%        0.4%        0.4%        0.4%        0.4%
                                                      -------     -------     -------     -------     -------     -------

Pre-Tax Income                                           14.7%       20.7%       19.9%       20.7%       21.3%       21.7%

Income Taxes                                              5.6%        7.7%        7.5%        7.9%        8.1%        8.2%
                                                      =======     =======     =======     =======     =======     =======


Effective Tax Rate                                       38.0%       37.4%       38.0%       37.9%       38.0%       38.0%



Notes:
-------------------------------------------------------
(a) Financial information sourced from 10-K and 10-Q reports.
(b) Financial information sourced from internal financial statements.

================================================================================

Mann, Armistead & Epperson, Ltd.                                       Page 10
     Investment Banking

                              III. OFFER VALUATION

WINSLOEW FURNITURE, INC.
Comparable Public Company Analysis
(Dollars in Thousands, Except Per Share Information)

================================================================================



                                                Stock Information                                   Market Value Information
                                -----------------------------------------------------    -------------------------------------------

                                                          52 Week                             Market
        Company Name/                     Current    ---------------------    Shares         Value of        Net          Enterprise
      Latest Financials         Ticker    Price(a)      High        Low       Outst.          Equity      Debt (b)          Value
----------------------------    ------   ---------   ---------   ---------   --------      ------------  ----------       ----------

Falcon Products, Inc.             FCP    $    7.20   $   13.75   $    7.20     9,042      $   65,102      $   17,440      $   82,542
QE 1/30/99
Kimball International, Inc.       KBALB      14.56       24.94       14.56    41,073         598,023        (130,935)        467,088
QE 12/31/98
LADD Furniture, Inc.              LADF       17.08       31.50       13.38     8,017         136,930         111,065         247,995
FYE 1/02/99
Meadowcraft, Inc.                 MWI         6.00       17.13        4.00    19,709         118,254          55,094         173,348
QE 1/31/99
Pulaski Furniture Corp.           PLFC       20.08       27.00       18.63     2,840          57,027          31,330          88,357
QE 1/24/99
Shelby Williams Industries        SY          9.20       16.88       8.88     9,108          83,794           (3,335)         80,459
FYE 12/31/98




                                           Latest Twelve Months
                                 ----------------------------------------     Book
        Company Name/                          Operating          Net       Value of               Estimated
      Latest Financials             Sales      Income (d)        Income      Equity      LTM (e)   '99EPS(f)
------------------------------   -----------   ----------      ----------  ----------   ---------  --------

Falcon Products, Inc.            $  149,961    $   11,109      $    6,350  $   73,632   $   0.70   $   1.09
QE 1/30/99
Kimball International, Inc.       1,066,662        69,568          54,011     452,776       1.32       1.38
QE 12/31/98
LADD Furniture, Inc.                571,063        29,769          12,259     144,521       1.53       1.98
FYE 1/02/99
Meadowcraft, Inc.                   156,712        27,361          18,995      50,257       0.96       0.51
QE 1/31/99
Pulaski Furniture Corp.             176,991        12,024           6,688      59,977       2.35       2.64
QE 1/24/99
Shelby Williams Industries          165,937        16,555          10,614      64,695       1.17       1.30
FYE 12/31/98





Notes:
------------------------------
(a) Current price reflects closing price as of April 1, 1999.
(b) Net debt equals short-term debt plus long-term debt, including capitalized lease obligations, minus cash and marketable securities.
(c) Enterprise Value is equal to market value of equity plus net debt.
(d) Earnings before interest and taxes.
(e) Latest Twelve Months
(f) 1999 Earnings Estimates from Zack's Research.

================================================================================

Mann Armistead & Epperson, Ltd.                                         Page 11
     Investment Banking

WINSLOEW FURNITURE, INC.
Comparable Public Company Analysis-Ratios & Multiples
(Dollars in Thousands, Except Per Share Information)

================================================================================




                                          Ratios                    Multiple of
                               -----------------------------     Enterprise Value to:
                                                      Return   ---------------------
   Company Name/               Operating     Net        on                  Operating
 Latest Financials              Income      Income    Equity   Sales          Income
--------------------------     ---------    ------    ------   -----        ---------

Falcon Products, Inc.             7.4%       4.2%       8.6%    55.0%        7.43   x
QE 1/30/99
Kimball International, Inc.       6.5%       5.1%      11.9%    43.8%        6.71   x
QE 12/31/98
LADD Furniture, Inc.              5.2%       2.1%       8.5%    43.4%        8.33   x
FYE 1/02/99
Meadowcraft, Inc.                17.5%      12.1%      37.8%   110.6%        6.34   x
QE 1/31/99
Pulaski Furniture Corp.           6.8%       3.8%      11.2%    49.9%        7.35   x
QE 1/24/99
Shelby Williams Industries       10.0%       6.4%      16.4%    48.5%        4.86   x
FYE 12/31/98

        Low                       5.2%       2.1%       8.5%    43.4%        6.69   x
---------------------------------------------------------------------------------------
      Average                     8.9%       5.6%      15.7%    58.5%        6.84   x
---------------------------------------------------------------------------------------
        High                     17.5%      12.1%      37.8%   110.6%       19.66   x






                                              Multiple of Market Value of Equity to:
                               ---------------------------------------------------------------           Dividends
   Company Name/               Shareholders'                          EPS            Estimated      --------------------
 Latest Financials                Equity            Sales             LTM             '99 EPS          Rate       Yield
--------------------------     ------------       ---------         ---------        ---------      ---------    -------

Falcon Products, Inc.             0.88   x         0.43   x         10.25   x          6.61   x      $   0.16     2.2%
QE 1/30/99
Kimball International, Inc.       1.32   x         0.56   x         11.07   x         10.55   x          0.64     4.4%
QE 12/31/98
LADD Furniture, Inc.              0.95   x         0.24   x         11.17   x          8.63   x          0.00     0.0%
FYE 1/02/99
Meadowcraft, Inc.                 2.35   x         0.75   x          6.23   x         11.76   x          0.00     0.0%
QE 1/31/99
Pulaski Furniture Corp.           0.95   x         0.32   x          8.53   x          7.61   x          0.68     3.4%
QE 1/24/99
Shelby Williams Industries        1.30   x         0.50   x          7.89   x          7.08   x          0.36     3.9%
FYE 12/31/98

        Low                       0.88   x         0.24   x          6.23   x          6.61   x          0.00     0.0%
------------------------------------------------------------------------------------------------------------------------
      Average                     1.29   x         0.47   x          9.19   x          8.71   x          0.31     2.3%
------------------------------------------------------------------------------------------------------------------------
        High                      2.35   x         0.75   x         11.17   x         11.76   x          0.68     4.4%




Notes:
----------------------------
EPS = Earnings Per Share
LTM = Latest Twelve Months

================================================================================

Mann Armistead & Epperson, Ltd.                                         Page 12
     Investment Banking

                              B. MULTIPLE ANALYSIS

WINSLOEW FURNITURE, INC.
Summary Multiple Analysis
(Dollars in Thousands)

================================================================================


I. Valuation Range
                                                                              Price Per Share Range
                                                      ----------------------------------------------------------------------
Price Per Share                                       $   30.00    $   31.00    $   32.00   $   33.00  $   34.00   $   35.00
                                                      ---------    ---------    ---------   ---------  ---------   ---------

Fully Diluted Shares (a)                                  7,946        7,946        7,946       7,946      7,946       7,946
                                                      ---------    ---------    ---------   ---------  ---------   ---------

Market Value of Equity                                $ 238,380    $ 246,326    $ 254,272   $ 262,218  $ 270,164   $ 278,110
  Adjusted for Net Debt (Projected Cash
    Position) (b)                                        (6,734)      (6,734)      (6,734)     (6,734)    (6,734)     (6,734)
                                                      ---------    ---------    ---------   ---------  ---------   ---------
Enterprise Value (c)                                  $ 231,646    $ 239,592    $ 247,538   $ 255,484  $ 263,430   $ 271,376





II.  Analysis of WinsLoew Earning Multiples vs. Market Multiples

                                      Results                              Range of Values
                                     ---------         ------------------------------------------------------------------------
FYE 1998
Operating Income (EBIT) (d)          $  29,882              7.8  x       8.0  x       8.3  x      8.5  x     8.8  x      9.1  x
Net Income (e)                       $  18,300             13.0  x      13.5  x      13.9  x     14.3  x    14.8  x     15.2  x
Shareholders' Equity (e)             $  66,226              3.6  x       3.7  x       3.8  x      4.0  x     4.1  x      4.2  x


Comparable Public Companies
  Multiples, As of April 1, 1999
Operating Income (EBIT)                                     6.8  x       6.8  x       6.8  x      6.8  x     6.8  x      6.8  x
Net Income                                                  9.2  x       9.2  x       9.2  x      9.2  x     9.2  x      9.2  x
Shareholders' Equity                                        1.3  x       1.3  x       1.3  x      1.3  x     1.3  x      1.3  x


Premium / (Discount), $33.00 Offer
  vs. Comparable Multiples
Operating Income (EBIT)                                    13.4%        17.3%        21.2%       25.1%      28.9%       32.8%
Net Income                                                 41.7%        46.5%        51.2%       55.9%      60.6%       65.4%
Shareholders' Equity                                      178.6%       187.9%       197.2%      206.5%     215.8%      225.1%


Notes:
--------------------------------------------
(a) Estimated amount of fully diluted shares.
(b) Cash Position includes cash generated from operations as well as the approximate cash generated through the exercise of stock options at the closing of a transaction.
(c) Enterprise Value is the Market Value of Equity plus Net Debt.
(d) Multiple a function of Market Value of Enterprise Value
(e) Multiple a function of Market Value of Equity

================================================================================

Mann, Armistead & Epperson, Ltd.                                        Page 13
      Investment Banking

                             C. STOCK PRICE ANALYSIS

WINSLOEW FURNITURE, INC.
Summary Stock Price Analysis
(Dollars in Thousands)

================================================================================



I. Valuation Range

                                                                             Price Per Share Range
                                                        --------------------------------------------------------------------
Price Per Share                                        $   30.00   $   31.00   $   32.00   $   33.00   $   34.00   $   35.00
                                                       ---------   ---------   ---------   ---------   ---------   ---------

Fully Diluted Shares (a)                                   7,946       7,946       7,946       7,946       7,946       7,946
                                                       ---------   ---------   ---------   ---------   ---------   ---------

Market Value of Equity                                 $ 238,380   $ 246,326   $ 254,272   $ 262,218   $ 270,164   $ 278,110
  Adjusted for Net Debt (Projected
    Cash Position) (b)                                    (6,734)     (6,734)     (6,734)     (6,734)     (6,734)     (6,734)
                                                       ---------   ---------   ---------   ---------   ---------   ---------
Enterprise Value (c)                                   $ 231,646   $ 239,592   $ 247,538   $ 255,484   $ 263,430   $ 271,376




II. Analysis of $33.00 Offer vs.Historical WinsLoew Stock Price at Various
    Times

                                                                             Range of Values
                                                      -----------------------------------------------------------------------

Percentage Over January 15, 1999 Price @ $27.00             11.1%       14.8%       18.5%       22.2%       25.9%       29.6%

Percentage Over January 8, 1999 Price @ $25.50              17.6%       21.6%       25.5%       29.4%       33.3%       45.8%

Percentage Over October 15, 1998 Price @ $18.50             62.2%       67.6%       73.0%       78.4%       83.8%       89.2%




Notes:
--------------------------------------------
(a) Estimated amount of fully diluted shares.
(b) Cash Position includes cash generated from operations as well as the approximate cash generated through the exercise of stock options at the closing of a transaction.
(c) Enterprise Value is the Market Value of Equity plus Net Debt.

================================================================================

Mann, Armistead & Epperson, Ltd.                                        Page 14
      Investment Banking

                            IV. SOLICITATION PROCESS

WINSLOEW FURNITURE, INC.           CONTACTS                                  32
ACQUISITION CONTACT LIST           EXECUTED CONFIDENTIALITY AGREEMENTS       11


===============================================================================

 BOOK                                                      BOOK
NUMBER  STATUS    C/A          OWNER/ENTITY               NUMBER   STATUS     C/A          OWNER/ENTITY
------  ------    ---          ------------               ------   ------     ---   ------------------------------
 12A    Closed    Yes     La-Z-Boy Chair Company           20A     Closed            Hicks-Muse
                          1284 North Telegraph Road                                  200 Cresent Court, Suite 1600
                          Monroe, Michigan 48162                                     Dallas, Texas 75201

 13A    Closed            Furniture Brands International   21A     Closed            Haworth, Inc.
                          101 South Hanley Road                                      One Haworth Center
                          St. Louis, Missouri 63105                                  Holland, Michigan 49423

 14A    Closed    Yes     HON Industries, Inc.             22A     Closed     Yes    Weiss, Peck & Greer
                          414 East Third Street                                      One New York Plaza, 30th Floor
                          Muscatine, Iowa 52761                                      New York, NY 10004

 15A    Closed            Citicorp Venture Capital         23A     Closed            Kholer Company
                          399 Park Avenue                                            444 Highland Drive
                          New York, New York                                         Kholer, Wisconsin 53044

 16A    Closed    Yes     MASCO Corporation                24A     Closed            Ethan Allen Industries, Inc.
                          21001 Van Born Road                                        Ethan Allen Drive
                          Taylor, Michigan 48180                                     Danbury, CT

 17A    Closed    Yes     Steelcase Industries             25A     Closed            Sealy, Inc.
                          901 44th Street, SE                                        High Point, North Carolina
                          Grand Rapids, Michigan 49501

 18A    Closed            Windward Capital                 26A     Closed     Yes    Klausner Furniture Industries, Inc.
                          1177 Avenue of the Americas                                P.O. Box 1255
                          42nd Floor                                                 Ashboro, North Carolina
                          New York, New York 10036

 19A    Closed            Sprout Group                     27A     Closed            Brunswick Corporation
                          277 Park Avenue                                            1 North Field Court
                          New York, New York 10172                                   Lake Forest, Illinois 60045

================================================================================

MANN, ARMISTEAD & EPPERSON, LTD.                                         PAGE 15
      INVESTMENT BANKING

WINSLOEW FURNITURE, INC.           CONTACTS                                  32
ACQUISITION CONTACT LIST           EXECUTED CONFIDENTIALITY AGREEMENTS       11


===============================================================================

 BOOK                                                      BOOK
NUMBER  STATUS    C/A          OWNER/ENTITY               NUMBER   STATUS     C/A          OWNER/ENTITY
------  ------    ---          ------------               ------   ------     ---   ------------------------------
 28A    Closed            Clayton, Dubilier & Rice, Inc.    36A    Closed            Tropitone Industries, Inc.
                          375 Park Avenue
                          New York, New York 10152

 29A    Closed    Yes     Meadowcraft, Inc.                 37A    Closed            Stevens, Inc.
                          1401 Meadowcraft Road                                      111 Center Street
                          Birmingham, Alabama 35215                                  Suite 2400
                                                                                     Little Rock, Arkansas 72201

 30A    Closed            KI, Inc.                          38A    Closed            U.S. Industries, Inc.
                          1330 Bellevue Street
                          Green Bay, Wisconsin 54308

 31A    Closed            Global Industries, Inc.           39A    Closed            Newell Co.
                          1150 Flint Road
                          Downsview, Ontario
                          Canada, M3J2J5

 32A    Closed    Yes     Falcon Products, Inc.             40A    Closed            Interface Flooring, Inc.
                          9387 Dielman Industrial Drive
                          St. Louis, Missouri 63132

 33A    Closed            VIRCO Manufacturing Corporation   41A    Closed            Leggett & Platt, Inc.
                          2027 Harpers Way
                          Torrance, California 90501

 34A    Closed            Ashley Furniture Industries, Inc, 42A    Closed     Yes    Z.S. Fund, LP
                          One Ashley Way                                             120 West 45th Street
                          Arcadia, Wisconsin 54612                                   New York, New York 10036

 35A    Closed    Yes     Saunders, Karp & Megrue, L.P.     43A     Open      Yes    Hancock Park Associates
                          667 Madison Avenue                                         1825 Century Park East
                          New York, New York 10021                                   Los Angeles, California 90067

================================================================================

MANN, ARMISTEAD & EPPERSON, LTD.
      INVESTMENT BANKING                                                 Page 16

                        V. DISCOUNTED CASH FLOW ANALYSIS

WINSLOEW FURNITURE, INC.
Discounted Cash Flow Analysis
(Dollars in Thousands)

================================================================================

                                        Terminal Net Income Multiple
Discount         ------------------------------------------------------------------------
  Rate                8.2 x           8.7 x           9.2 x          9.7 x          10.2 x
------------     ---------  --------------  -------------- --------------  --------------

       9.0%       $73,522         $73,522         $73,522        $73,522         $73,522      Present Value of Cash Flows (a)
                  152,220         161,512         170,805        180,098         189,391      Present Value of Terminal Value(b)
                 ---------  --------------  -------------- --------------  --------------
                  225,741         235,034         244,327        253,620         262,912      Total Present Value

                      (28)            (28)            (28)           (28)            (28)     Less: Net Debt (c)
                 ---------  --------------  -------------- --------------  --------------
                 $225,769        $235,062        $244,355       $253,648        $262,940      Net Present Value of Equity
                 =========  ==============  ============== ==============  ==============
                   $28.41          $29.58          $30.75         $31.92          $33.09      Value Per Share (d)
                 =========  ==============  ============== ==============  ==============


      10.0%       $71,822         $71,822         $71,822        $71,822         $71,822      Present Value of Cash Flows (a)
                  146,759         155,719         164,678        173,638         182,597      Present Value of Terminal Value(b)
                 ---------  --------------  -------------- --------------  --------------
                  218,581         227,541         236,500        245,460         254,419      Total Present Value

                      (28)            (28)            (28)           (28)            (28)     Less: Net Debt (c)
                 ---------  --------------  -------------- --------------  --------------
                 $218,609        $227,569        $236,528       $245,488        $254,447      Net Present Value of Equity
                 =========  ==============  ============== ==============  ==============
                   $27.51          $28.64          $29.77         $30.89          $32.02      Value Per Share (d)
                 =========  ==============  ============== ==============  ==============


      11.0%       $70,184         $70,184         $70,184        $70,184         $70,184       Present Value of Cash Flows (a)
                  141,542         150,183         158,824        167,465         176,105       Present Value of Terminal Value(b)
                 ---------  --------------  -------------- --------------  --------------
                  211,725         220,366         229,007        237,648         246,289       Total Present Value

                      (28)            (28)            (28)           (28)            (28)      Less: Net Debt (c)
                 ---------  --------------  -------------- --------------  --------------
                 $211,753        $220,394        $229,035       $237,676        $246,317       Net Present Value of Equity
                 =========  ==============  ============== ==============  ==============
                   $26.65          $27.74          $28.82         $29.91          $31.00       Value Per Share (d)
                 =========  ==============  ============== ==============  ==============


Notes:
----------------
(a) Includes 1999-2002 projected cash flow based on the Company's internal projections.
(b) Based on a multiple of 2002 projected net income.
(c) Net Debt is defined as total debt outstanding, including capitalized leases, less cash and equivalents as of December 31, 1999.
                Debt and Capitalized Leases                        $1,447
                Cash and Cash Equivalents                         ($1,475)
                                                                  -------
                                                                     ($28)
(d)  Based on estimate of  fully diluted shares outstanding.

================================================================================

Mann, Armistead & Epperson, Ltd.                                       Page 17
      Investment Banking